SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

Date of Report:  May 2, 2000

Date of Event Reported:  April 28, 2000


                   THE ARISTOTLE CORPORATION AND SUBSIDIARY
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                      0-14669                 06-1165854
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(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
    of Incorporation)                                     Identification No.)


27 Elm Street, New Haven Connecticut                             06511
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:      (203) 867-4090
                                                     ---------------------

Item 5. Other Events.

        On April 28, 2000, The Aristotle Corporation (the "Company") entered into a letter agreement (the "Letter Agreement") with Geneve Corporation ("Geneve"), the holder of the largest number of shares of Common Stock of the Company, which Letter Agreement amended the Preferred Stock Purchase Agreement, dated October 22, 1997, between the Company and Geneve, as amended by a letter agreement, dated February 9, 2000, between the Company and Geneve.

        Pursuant to the terms of the Letter Agreement, the Company confirmed that its Board of Directors had consented to the purchase by Geneve of shares of the Company's Common Stock and shares of the Company's Series F Preferred Stock, Series G Preferred Stock and Series H Preferred Stock (collectively, with the shares of Common Stock, the "Common Stock Equivalents"), provided that:

      1. The number of Common Stock Equivalents owned of record and beneficially by Geneve shall not, without the prior consent of the Board of Directors of the Company, exceed 51% of the total issued and outstanding shares of Common Stock Equivalents;

      2. In effectuating any purchase of Common Stock Equivalents, Geneve shall not, directly or indirectly, adversely affect the Company's right to utilize any net operating loss carryforwards; and

      3. The voting limitations set forth in Section 5.05 of the referenced Preferred Stock Purchase Agreement, as amended by the above-referenced letter agreement dated February 9, 2000, are extended from January 1, 2002, to January 1, 2003.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       THE ARISTOTLE CORPORATION


Date: May 2, 2000                By:
                                       --------------------------------------
                                       John J. Crawford
                                       Its President, Chief Executive Officer
                                       Chairman of the Board
                                       (Principal Executive Officer)


Date: May 2, 2000                By:
                                       --------------------------------------
                                       Paul McDonald
                                       Its Chief Financial Officer and Secretary
                                       (Principal Financial and Chief
                                       Accounting Officer)

                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

2.1 Letter Agreement dated April 28, 2000, between The Aristotle Corporation and Geneve Corporation, granting, subject to certain limitations, Geneve Corporation the right to purchase additional shares of the Common Stock, Series F Preferred Stock, Series G Preferred Stock, and Series H Preferred Stock of The Aristotle Corporation.